UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2012

ALLIANCE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-49976	46-0488111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14200 Park Meadow Drive #200

Chantilly, Virginia 20151

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (703) 814-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 9, 2012, Alliance Bankshares Corporation (“Bankshares”) filed a Form S-8 registration statement with the Securities and Exchange Commission (File No. 333-179447) under which Bankshares registered 196,850 shares of common stock (the “Shares”) issuable pursuant to Bankshares’ 2007 Incentive Stock Plan (the “2007 Plan”). The Shares registered by the Form S-8 registration statement were approved for issuance under the 2007 Plan by shareholders at Bankshares’ annual meeting held on June 13, 2007. No shares of common stock have been added to the 2007 Plan since its approval by shareholders in 2007.

The furnishing of this information is not intended to imply that the disclosure of such information is required by Regulation FD or that the information includes material information that is not otherwise publicly available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Bankshares Corporation
(Registrant)

By:	/s/ Jean S. Houpert
Jean S. Houpert Senior Vice President and Interim Chief Financial Officer

Date: February 9, 2012